EXHIBIT 23.1


                           INDEPENDENT AUDITORS' CONSENT

     We hereby consent to the use in this  Form 10-KSB/A of our report
dated   April  11,  2005  on  the  financial  statements  of  REZconnect
Technologies, Inc., as of December 31, 2004, and to the reference to our firm under the heading "Experts" in the Prospectus.

                                                  DISCHINO & ASSOCIATES, P.C.


Fairfield, New Jersey /s/ DISCHINO & ASSOCIATES, P.C., CPAs
April 13, 2005